Net sales	12 Months Ended
Jun. 30, 2026
Net sales
Net sales

13.    Net sales

LuxExperience Group earns revenues worldwide through its online operations, while all revenue associated with the two retail stores is earned in Germany. Geographic location of online revenue is determined based on the location of delivery. LuxExperience Group generates revenue from the sale of merchandise shipped to customers as well as from commission for the rendering of services. Furthermore, LuxExperience Group recognizes revenues from retail media services.

The following table provides LuxExperience Group’s net sales by geographic location:

	For the fiscal year ended June 30,
(in € thousands)	2024		2025		2026
Germany	127,867	15.2%	140,693	11.5%	204,882	8.2%
United States	171,795	20.4%	312,168	25.5%	843,843	33.7%
United Kingdom	57,299	6.8%	122,065	10.0%	287,291	11.5%
Europe (excluding Germany and United Kingdom) (1)	275,276	32.7%	375,474	30.6%	715,807	28.6%
Rest of the world (1)	208,615	24.8%	275,913	22.5%	450,871	18.0%
	840,852	100.0%	1,226,314	100.0%	2,502,695	100.0%

(1)No individual country other than the United States and the United Kingdom accounted for more than 10% of net sales during fiscal year 2026.

Substantially all amounts classified within net sales are derived from the sale of luxury goods and rendering of services. Net sales related to rendering of services is below 10% of total net sales and is therefore not separately disclosed. No single customer accounted for more than 10% of LuxExperience Group’s net sales in any of the periods presented.

Net sales recognized from contract liabilities were €47,439 thousand in fiscal year 2026 (2025: €15,892 thousand, 2024: €2,007 thousand.)

Application of hedge accounting in fiscal year 2026 resulted in a €1,971 thousand decrease to net sales (2025: €953 thousand decrease; 2024: €1,511 thousand decrease).